Exhibit 99.1



FOR IMMEDIATE RELEASE

CONTACTS:       Media (San Francisco)         Glen Mathison       (415) 636-5448
                Investors/Analysts            Rich Fowler         (415) 636-9869


                        SCHWAB REPORTS QUARTERLY RESULTS
                       NET NEW ASSETS TOTAL $16.1 BILLION


     SAN FRANCISCO, April 15, 2005 - The Charles Schwab Corporation announced today that its net income for the quarter ended March 31, 2005 was $145 million. In comparison, the Company reported net income of $53 million for the fourth quarter of 2004 and net income of $161 million for the first quarter of 2004.
Excluding $19 million in after-tax charges relating to its ongoing cost reduction effort and its exit from the capital markets business, the Company's first quarter 2005 adjusted operating income was $164 million - the same as the prior quarter, and up 3% from the year-ago quarter's $159 million. A table that reconciles net income to adjusted operating income is attached.




                                                Three Months Ended
                                                   --March 31,--           %
Financial Highlights                              2005       2004       Change
--------------------------------------------------------------------------------
Reported Results:
  Revenues (in millions)                        $1,059     $1,108         (4)%
  Net income (in millions)                        $145       $161        (10)%
  Diluted earnings per share                      $.11       $.12         (8)%
  Pre-tax profit margin(1)                       23.2%      22.0%
  After-tax profit margin                        13.7%      14.5%
  Return on stockholders' equity                   13%        14%

Adjusted Operating Results(2):
  Revenues (in millions)                        $1,059     $1,108         (4)%
  Income (in millions)                            $164       $159           3%
  Diluted earnings per share                      $.12       $.12           0%
  Pre-tax profit margin                          25.2%      22.0%
  After-tax profit margin                        15.5%      14.4%

1.   From continuing operations.
2.   Non-GAAP  income  measures which exclude gains or losses from  discontinued
     operations and restructuring charges.
--------------------------------------------------------------------------------

     In reviewing the first quarter, Chairman and CEO Charles Schwab commented, "We remain intensely focused on delivering what Schwab stands for - value, performance and service. In recent months, we've completed a series of price reductions and enhanced our personal service capabilities by expanding our relationship-based investment help. With these moves, I believe we have dramatically improved our value proposition and created a new connection with our clients. Our progress with investors is reflected in both our revenue picture and client asset and account flows. Even as we have reduced the average amount our clients pay for a trade by over 45%, revenues declined by just 4% versus a year ago due to our continued success in building non-trading revenues. Clients brought a total of $16.1 billion in net new assets to the Company in the first quarter, with 65% of these net new assets going into accounts with an ongoing advisory component. In addition, clients opened nearly 58,000 new accounts in March, up 30% from February and our strongest showing since last April. We ended the quarter with $1.077 trillion in client assets, up 8% from a year ago."

     CFO Christopher Dodds noted, "Even against a backdrop of rising interest rates, continuing concerns about energy prices, and flat to down securities markets, client activity picked up in the first quarter - daily average revenue trades rose by 8% over fourth quarter levels to 191,000, the highest quarterly level in four years. While our reduced commission rates resulted in a 5% sequential drop in trading revenues, the higher rate environment and continued strength in client inflows yielded our eighth consecutive quarterly increase in non-trading revenues, which totaled a record $852 million in the first quarter, up 1% from the prior quarter. Although our total revenues were essentially unchanged from the fourth quarter, sharply lower levels of charges associated with our ongoing cost reduction efforts and our exit from the capital markets business enabled us to report net income of $145 million for the first quarter, up from $53 million in the prior period. Our work on improving our margins continues - on an adjusted operating basis, our 25.2% pre-tax profit margin for the first quarter was up 70 basis points from the 24.5% level we achieved in the fourth quarter. We are also continuing to carefully manage our capital base - capital expenditures were just $23 million during the quarter, and we repurchased $234 million of common stock in the first three months of 2005."

     Mr. Dodds added, "Consistent with recent market volumes and the advent of earnings season, client trading activity has slowed thus far in April - daily average revenue trades for the first 9 trading days of the month totaled 171,000."

Business highlights for the first quarter (data as of quarter-end unless otherwise noted):

Advised Investing
o    For  accounts at the Company  with an ongoing  advice  component  (includes
     accounts   enrolled  in  Schwab  Private   Client(TM)  and  Schwab  Advised
     Investing(TM), accounts managed by independent investment advisors (IAs), and U.S. Trust(R) accounts):
          o    Net new client assets during the quarter = $11 billion.
          o    Total assets = a record $518 billion, up 14% year-over-year.
          o    Total number of accounts = 1.5 million.

Individual Investor Business
o Number of clients enrolled in Schwab Private Client and Schwab Advised Investing = 48,500, up 12% from the prior quarter.
o Lowered online equity commissions to $12.95 per trade for domestic retail investors with household assets between $50,000 and $1 million, or for Active Traders that trade between 36 to 119 times a year.
o Announced reduced options pricing to $9.95 plus $0.95 per options contract (previously $1.40 per contract) for clients who place 30 or more trades per quarter, or with over $1 million in household assets at Schwab.
o Eliminated account service fees on brokerage, educational, custodial and college saver accounts for clients with at least $25,000 in household assets at Schwab. These fees are also waived for clients with $10,000 to $24,999 in household assets who have either a mortgage or home equity loan from Schwab Bank.
o Broadened our efforts to help clients achieve better investing outcomes by offering Schwab Equity Ratings(R) (SER) to all retail clients; also reinstated 24-by-7 customer service.

Schwab Institutional(R) Business
o Total client assets associated with Schwab Institutional = $352 billion, up 16% year-over-year.
o Client assets new to the Schwab Advisor Network(R) program during the quarter = $1.7 billion, up 5% year-over-year.
o Client assets at Schwab associated with IA referral programs = $26 billion, up 22% year-over-year.
o Announced Managed Account Affiliates(TM), a new bundled managed account offering that provides IAs access to affiliated investment managers such as U.S. Trust.
o Launched Business Consulting Services, a new program that combines Schwab and third-party industry expertise to deliver a comprehensive suite of consulting resources including industry best practices, benchmarks and one-on-one consulting services.

Corporate Services Business
o    Net new assets during the quarter = $1.7 billion.
o Total client assets in employer-sponsored retirement plans at Schwab = $129 billion, up 10% year-over-year.
o Introduced the Schwab Managed Retirement Trust Fund-Income, a fund designed for 401(k) participants in or near retirement that offers stability and income, along with a growth component. This is the fifth in a series of targeted retirement funds developed specifically for 401(k) participants.

U.S. Trust Business
o Total referrals from Schwab to U.S. Trust were over 310, compared with over 280 in the prior quarter.
o Client assets at U.S. Trust associated with the referral program = $4.9 billion, up 40% year-over-year and up $147 million during the quarter.
o    Total client assets at U.S. Trust = $139 billion, up 2% year-over-year.

Products
o Total client assets held in third-party Mutual Fund OneSource(R) funds = $122 billion, up 6% year-over-year.
o Total client assets held in proprietary funds (Schwab Funds(R), Excelsior(R) and other) = $158 billion, up 3%, year-over year.
o Total client assets held in fixed income securities = $142 billion, up 7% year-over-year.
o    For Charles Schwab Bank, N.A.:
          o Balance sheet assets = $4.7 billion, up 7% from the prior quarter.
          o    Outstanding mortgage and home equity loans = $1.4 billion.
          o    First mortgage originations during the quarter = $211 million.
o Launched the Schwab Premier Equity Fund(TM), a fund that invests in a portfolio of higher-rated stocks chosen using SER. This was the most successful new fund in Schwab Funds'(R) history, with $334 million in assets raised during the subscription period.
o Debuted Investor Checking, an integrated, interest-earning checking account with features such as overdraft protection, online check images, unlimited check writing and real-time funds transfer.
o Introduced the dual-employee program, a new initiative that will enable more than 1,500 client-facing brokerage employees to be able to educate and offer clients information about the full suite of banking products offered through Schwab Bank.
o Achieved first place for our SER-based model portfolio in Barron's annual stock selection competition (3-year category).
o Awarded top honors by Corporate Insight for Schwab.com's research platform and news tools.

     The Charles Schwab Corporation (NYSE / Nasdaq: SCH), through its operating subsidiaries, provides securities brokerage and financial services to individual investors and the independent investment advisors who work with them. With over 7 million individual investor accounts and more than $1 trillion in client assets, The Charles Schwab Corporation is one of the nation's largest financial services firms. Its subsidiary Charles Schwab & Co., Inc. (member SIPC) provides a complete range of investment services and products, including an extensive selection of mutual funds; financial planning and investment advice; retirement plans; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent fee-based investment advisors. Its subsidiary Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. The corporation's other operating subsidiaries include U.S. Trust Corporation (member FDIC) and CyberTrader(R), Inc. (member
SIPC). These companies' Web sites can be reached at www.schwab.com, www.schwabbank.com, www.ustrust.com, and www.cybertrader.com.

                                      ###

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


                                                   THE CHARLES SCHWAB CORPORATION
                                                  Consolidated Statement of Income
                                               (In millions, except per share amounts)
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Three Months
                                                                                                              Ended
                                                                                                             March 31,
                                                                                                        2005           2004
------------------------------------------------------------------------------------------------------------------------------------
Revenues
    Asset management and administration fees                                                          $  547         $  507
    Trading revenue                                                                                      207            361
       Interest revenue                                                                                  412            263
       Interest expense                                                                                 (138)           (54)
                                                                                                     --------       --------
    Net interest revenue                                                                                 274            209
    Other                                                                                                 31             31
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                  1,059          1,108
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest
    Compensation and benefits                                                                            454            482
    Occupancy and equipment                                                                               82            102
    Professional services                                                                                 62             58
    Depreciation and amortization                                                                         54             56
    Communications                                                                                        51             61
    Advertising and market development                                                                    36             62
    Commissions, clearance and floor brokerage                                                             9              9
    Restructuring charges                                                                                 21              -
    Other                                                                                                 44             34
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                    813            864
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before taxes on income                                                 246            244
Taxes on income                                                                                          (95)           (85)
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                                                        151            159
Gain (loss) from discontinued operations, net of tax                                                      (6)             2
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                                                                            $  145         $  161
====================================================================================================================================
Weighted-Average Common Shares Outstanding - Diluted                                                   1,326          1,375
------------------------------------------------------------------------------------------------------------------------------------
Earnings Per Share - Basic
    Income from continuing operations                                                                 $  .11         $  .12
    Gain (loss) from discontinued operations, net of tax                                                   -              -
    Net income                                                                                        $  .11         $  .12

Earnings Per Share - Diluted
    Income from continuing operations                                                                 $  .11         $  .12
    Gain (loss) from discontinued operations, net of tax                                                   -              -
    Net income                                                                                        $  .11         $  .12
------------------------------------------------------------------------------------------------------------------------------------
Dividends Declared Per Common Share                                                                   $ .020         $ .014
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.


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


                                                   THE CHARLES SCHWAB CORPORATION
                                                 Financial and Operating Highlights
                                                             (Unaudited)

                                                        | 2005  |              2004               |              2003              |
------------------------------------------------------------------------------------------------------------------------------------
                                                         First   Fourth   Third    Second  First   Fourth   Third   Second  First
(In millions, except per share amounts and as noted)     Quarter Quarter  Quarter  Quarter Quarter Quarter  Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues (1)
     Asset management and administration fees            $  547  $  544   $  523   $  517  $  507  $  487   $  468  $  448  $  429
     Trading revenue (2)                                    207     218      185      261     361     327      312     310     241
     Interest revenue, net of interest expense              274     258      245      224     209     193      181     179     175
     Other                                                   31      40       47       32      31      55       36      34      21
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     1,059   1,060    1,000    1,034   1,108   1,062      997     971     866
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest (1)
     Compensation and benefits                              454     447      455      493     482     435      418     421     391
     Occupancy and equipment                                 82      90       97      100     102     108      106     108     108
     Professional services                                   62      64       62       61      58      52       44      43      36
     Depreciation and amortization                           54      59       58       53      56      65       69      69      74
     Communications                                          51      53       53       56      61      59       59      54      56
     Advertising and market development                      36      33       43       46      62      39       31      22      47
     Commissions, clearance and floor brokerage               9      10        9       11       9      11       10      11       8
     Restructuring charges (3)                               21     100      112        2       -      17       35      24       -
     Impairment charges                                       -       -        -        -       -       -        -       -       5
     Other                                                   44      44       39       43      34      43       29      36      36
------------------------------------------------------------------------------------------------------------------------------------
Total                                                       813     900      928      865     864     829      801     788     761
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before taxes on income    246     160       72      169     244     233      196     183     105
Taxes on income (1)                                         (95)    (58)     (26)     (62)    (85)    (87)     (72)    (57)    (25)
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                           151     102       46      107     159     146      124     126      80
Gain (loss) from discontinued operations, net of tax         (6)    (49)     (87)       6       2       2        3       -      (9)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                        $  145  $   53   $  (41)  $  113  $  161  $  148   $  127  $  126  $   71
====================================================================================================================================
Basic earnings (loss) per share                          $  .11  $  .04   $ (.03)  $  .08  $  .12  $  .11   $  .09  $  .10  $  .05
Diluted earnings (loss) per share                        $  .11  $  .04   $ (.03)  $  .08  $  .12  $  .11   $  .09  $  .09  $  .05
Dividends declared per common share                      $ .020  $ .020   $ .020   $ .020  $ .014  $ .014   $ .014  $ .011  $ .011
Weighted-average common shares outstanding - diluted      1,326   1,348    1,364    1,373   1,375   1,371    1,366   1,360   1,357
------------------------------------------------------------------------------------------------------------------------------------
Performance Measures
     Adjusted operating income (4)                       $  164  $  164   $  107   $  108  $  159  $  147   $  144  $  131  $   69
     Pre-tax profit margin from continuing operations     23.2%   15.1%     7.2%    16.3%   22.0%   21.9%    19.7%   18.8%   12.1%
     Pre-tax profit margin - operating (4)                25.2%   24.5%    17.2%    16.5%   22.0%   22.3%    23.2%   21.3%   12.7%
     After-tax profit margin - reported                   13.7%    5.0%    (4.1%)   10.9%   14.5%   13.9%    12.7%   13.0%    8.2%
     After-tax profit margin - operating (4)              15.5%   15.5%    10.9%    10.4%   14.4%   14.1%    14.4%   13.5%    8.0%
     Return on stockholders' equity (5)                     13%      5%      (3%)     10%     14%     13%      12%     12%      7%
------------------------------------------------------------------------------------------------------------------------------------
Financial Condition (at quarter end)
     Cash and investments segregated (in billions)       $ 18.5  $ 19.0   $ 19.6   $ 20.5  $ 20.8  $ 21.3   $ 22.4  $ 22.6  $ 22.3
     Receivables from brokerage clients (in billions)    $  9.7  $  9.8   $  9.2   $  9.3  $  9.3  $  8.6   $  7.7  $  7.0  $  6.3
     Total assets (in billions)                          $ 46.4  $ 47.1   $ 45.9   $ 47.3  $ 46.3  $ 45.9   $ 43.8  $ 41.8  $ 40.4
     Payables to brokerage clients (in billions)         $ 26.4  $ 27.2   $ 25.9   $ 26.9  $ 26.5  $ 27.2   $ 26.1  $ 26.2  $ 25.8
     Long-term debt (in millions)                        $  577  $  585   $  611   $  645  $  779  $  772   $  776  $  811  $  856
     Stockholders' equity (in millions)                  $4,275  $4,386   $4,555   $4,732  $4,662  $4,461   $4,312  $4,179  $4,056
------------------------------------------------------------------------------------------------------------------------------------
Other (6)
     Full-time equivalent employees (at quarter end,
        in thousands)                                      13.9    14.2     14.8     16.3    16.5    16.0     15.7    15.7    16.1
     Capital expenditures - cash purchases of
        equipment, office facilities, property, and
        internal-use software development costs, net
        (in millions)                                    $   23  $   43   $   66   $   51  $   34  $   50   $   36  $   31  $   30
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Clients' Daily Average Trades (in thousands) (7)
     Revenue trades (8)                                   191.3   177.7    128.1    142.2   178.0   161.7    145.1   141.0   114.6
     Schwab Institutional(R) (9)                            9.9     8.7      8.2      8.4     8.5     N/A      N/A     N/A     N/A
     Schwab Private Client(TM) (10)                        10.0     9.4      7.8      6.8     5.6     N/A      N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     211.2   195.8    144.1    157.4   192.1     N/A      N/A     N/A     N/A
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Active Trader Daily Average Revenue Trades
     (in thousands) (8,11)                                106.0    98.0     66.1     72.5    91.5    80.8     72.9    69.5    54.5
------------------------------------------------------------------------------------------------------------------------------------
Average Revenue Per Revenue Trade (6,8)                  $17.95  $19.32   $22.96   $30.06  $33.16  $32.60   $34.11  $35.12  $34.78
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(1)  All amounts have been adjusted to summarize the impact of The Charles Schwab Corporation's (the Company's) sales of its capital markets business, Schwab Soundview Capital Markets, and its United Kingdom (U.K.) brokerage subsidiary,  Charles Schwab Europe, in gain (loss) from discontinued operations.
(2)  Trading revenue includes commission and principal transaction revenues.
(3)  Restructuring charges include costs relating to workforce, facilities, systems hardware, software, and equipment reductions.
(4)  Represents a non-GAAP income measure which excludes non-operating revenue,  restructuring charges, impairment charges, and gain
     (loss) from discontinued  operations,  net of taxes, as well as a non-recurring tax benefit. See attached reconciliation of net income to adjusted operating income.
(5)  Calculated based on annualized quarterly net income (loss) and average stockholders' equity for the quarter.
(6)  All amounts have been adjusted to reflect the sale of Schwab Soundview Capital Markets.
(7)  Schwab Institutional(R) and Schwab Private Client(TM) (SPC) trading information for periods prior to 2004 is not available.
(8)  Revenue trades include all client trades (both  individuals and institutions)  that generate trading revenue (i.e.,  commission revenue or revenue from fixed income securities trading); also known as DART.
(9)  Includes trades placed by investment advisors enrolled in an asset-based  pricing program.  Trading activity is included in the program fees.
(10) Includes eligible trades placed by individual  investors  enrolled in SPC. Specified levels of trading activity are included in
     SPC fees.
(11) Active Trader includes all  CyberTrader  clients and Schwab clients  enrolled in one of Schwab's  Active Trader offers.  Active
     Trader DART is included in total DART above.
N/A  Not available

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.


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


                                                   THE CHARLES SCHWAB CORPORATION
                                      Reconciliation of Net Income to Adjusted Operating Income
                                                             (Unaudited)
                                                        |  2005 |              2004               |             2003               |
------------------------------------------------------------------------------------------------------------------------------------
                                                         First   Fourth   Third    Second  First   Fourth   Third   Second  First
(In millions)                                            Quarter Quarter  Quarter  Quarter Quarter Quarter  Quarter Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                                 $1,059  $1,060   $1,000   $1,034  $1,108  $1,062   $  997  $  971  $  866
    Non-operating revenue (1)                                 -       -      (14)       -       -     (17)       -       -       -
------------------------------------------------------------------------------------------------------------------------------------
Operating revenues                                       $1,059  $1,060   $  986   $1,034  $1,108  $1,045   $  997  $  971  $  866
====================================================================================================================================

Net income (loss)                                        $  145  $   53   $  (41)  $  113  $  161  $  148   $  127  $  126  $   71
    Adjustments to reconcile net income (loss)
       to adjusted operating income:
         Other income (1)                                     -       -      (14)       -       -     (17)       -       -       -
         Restructuring charges (2,3)                         21     100      112        2       -      17       35      24       -
         Impairment charges (3)                               -       -        -        -       -       -        -       -       5
------------------------------------------------------------------------------------------------------------------------------------
               Total adjusted items                          21     100       98        2       -       -       35      24       5
         Tax (benefit) expense (4)                           (8)    (38)     (37)      (1)      -       1      (15)    (19)    (16)
         Loss (gain) from discontinued operations,
              net of tax (5)                                  6      49       87       (6)     (2)     (2)      (3)      -       9
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     Total adjusted items, net of tax                        19     111      148       (5)     (2)     (1)      17       5      (2)
------------------------------------------------------------------------------------------------------------------------------------
Adjusted operating income, after tax  (6)                $  164  $  164   $  107   $  108  $  159  $  147   $  144  $  131  $   69
====================================================================================================================================

(1)  Primarily consists of pre-tax gains recorded on sales of investments.

(2)  Restructuring  charges  reflect The Charles  Schwab  Corporation's  (the  Company's)  2004 cost  reduction  effort and previous restructuring  initiatives under the Company's plan to reduce operating  expenses due to continued  economic  uncertainties and difficult market conditions. These charges primarily include workforce,  facilities,  systems hardware, software, and equipment reductions.

(3)  Adjusted operating expenses equal total expenses excluding interest less total restructuring and impairment charges.

(4)  In the second quarter of 2003, includes an $11 million  non-recurring tax benefit. In the first quarter of 2003, includes a $16 million tax benefit associated with the Company's sale of its U.K. market-making operation.

(5)  Represents the summarized impact of the Company's sales of its capital markets business and its U.K. brokerage  subsidiary.  In the first quarter of 2005,  includes a tax adjustment,  severance  costs for  transitional  employees,  and facility exit costs associated with the Company's sale of its capital markets business.

(6)  In evaluating the Company's financial  performance,  management uses adjusted operating income, a non-GAAP income measure which excludes items as detailed in the table above.  Management believes that adjusted operating income is a useful indicator of its ongoing financial performance, and a tool that can provide meaningful insight into financial performance without the effects of certain material items that are not expected to be an ongoing part of operations.


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                                                   The Charles Schwab Corporation
                          Notes to Consolidated Statement of Income and Financial and Operating Highlights
                                                             (Unaudited)



   The Company
       The consolidated statement of income and financial and operating highlights include The Charles Schwab Corporation and its majority-owned  subsidiaries  (collectively  referred to as the  Company),  including  Charles  Schwab & Co.,  Inc.,  U.S.  Trust
   Corporation,  and CyberTrader,  Inc. All periods have been adjusted to summarize the impact of the Company's sales of its capital markets business, Schwab Soundview Capital Markets, and its U.K. brokerage subsidiary, Charles Schwab Europe, in gain (loss) from discontinued  operations.  The  consolidated  statement  of income  and  financial  and  operating  highlights  should be read in conjunction  with the  consolidated  financial  statements and notes thereto included in the Company's 2004 Annual Report on Form
   10-K for the year ended December 31, 2004.  Certain prior periods'  revenues and expenses have been  reclassified to conform with the current period presentation. All material intercompany balances and transactions have been eliminated.



                                                             **********
                                                   THE CHARLES SCHWAB CORPORATION
                                                Growth in Client Assets and Accounts
                                                             (Unaudited)

                                                  |  2005 |               2004                |               2003                 |
------------------------------------------------------------------------------------------------------------------------------------
                                                   First    Fourth   Third    Second   First    Fourth   Third    Second   First
(In billions, at quarter end, except as noted)     Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter  Quarter
------------------------------------------------------------------------------------------------------------------------------------
Assets in client accounts
   Schwab One(R), other cash equivalents and
       deposits from banking clients               $   37.5 $   37.2 $   35.7 $   36.5 $   35.4 $   34.2 $   31.8 $   30.2 $   31.1
   Proprietary funds (Schwab Funds(R),
       Excelsior(R) and other):
       Money market funds                             112.0    111.8    114.0    115.0    116.3    119.2    124.4    126.8    132.4
       Equity and bond funds                           46.4     43.1     38.4     37.5     36.8     34.2     30.7     31.2     27.4
------------------------------------------------------------------------------------------------------------------------------------
          Total proprietary funds                     158.4    154.9    152.4    152.5    153.1    153.4    155.1    158.0    159.8
------------------------------------------------------------------------------------------------------------------------------------
   Mutual Fund Marketplace(R) (1):
       Mutual Fund OneSource(R)                       122.2    127.8    114.5    115.2    115.1    101.5     90.1     85.0     71.8
       Mutual fund clearing services                   47.1     44.2     38.1     33.9     37.5     33.5     28.4     24.5     21.4
       All other                                      120.3    114.4    103.6    101.7    100.5     98.4     88.3     84.6     71.6
------------------------------------------------------------------------------------------------------------------------------------
          Total Mutual Fund Marketplace               289.6    286.4    256.2    250.8    253.1    233.4    206.8    194.1    164.8
------------------------------------------------------------------------------------------------------------------------------------
             Total mutual fund assets                 448.0    441.3    408.6    403.3    406.2    386.8    361.9    352.1    324.6
------------------------------------------------------------------------------------------------------------------------------------
   Equity and other securities (1,2)                  459.6    472.0    429.2    437.0    431.7    424.0    368.3    349.1    296.4
   Fixed income securities (2)                        141.7    140.5    136.5    130.6    132.1    130.2    122.2    120.2    116.7
   Margin loans outstanding                            (9.6)    (9.8)    (9.1)    (9.1)    (9.1)    (8.5)    (7.5)    (6.9)    (6.2)
------------------------------------------------------------------------------------------------------------------------------------
   Total client assets                             $1,077.2 $1,081.2 $1,000.9 $  998.3 $  996.3 $  966.7 $  876.7 $  844.7 $  762.6
====================================================================================================================================
Net growth in assets in client accounts
   (for the quarter ended)
   Net new client assets (3)                       $   16.1 $   16.8 $   13.0 $    6.7 $   13.8 $   24.9 $   10.6 $    6.5 $   14.2
   Net market gains (losses)                          (20.1)    63.5    (10.4)    (4.7)    15.8     65.1     21.4     75.6    (16.4)
------------------------------------------------------------------------------------------------------------------------------------
   Net growth (decline)                            $   (4.0)$   80.3 $    2.6 $    2.0 $   29.6 $   90.0 $   32.0 $   82.1 $   (2.2)
====================================================================================================================================
U.S. Trust client assets (4)                       $  138.8 $  141.1 $  137.3 $  137.0 $  135.8 $  137.2 $  116.1 $  114.0 $  106.7
------------------------------------------------------------------------------------------------------------------------------------
New client accounts
   (in thousands, for the quarter ended)              150.6    133.6    114.2    139.1    159.8    145.5    123.9    151.9    171.0
Active client accounts (in millions) (5)                7.3      7.3      7.4      7.5      7.5      7.5      7.6      7.7      8.0
------------------------------------------------------------------------------------------------------------------------------------


(1)  Excludes all proprietary money market, equity, and bond funds.
(2)  All amounts have been adjusted to reclassify  exchange-traded unit investment trusts from fixed income securities to equity and other securities.
(3)  Includes a one-time  special  dividend  from  Microsoft  Corporation  of $1.2 billion in the fourth  quarter of 2004.  Includes individual  inflows  (outflows)  of $2.1  billion and ($6.0)  billion in the third and second  quarters of 2004,  respectively, related to mutual fund clearing clients.  Includes inflows of $12.1 billion in the fourth quarter of 2003 at U.S. Trust related to the acquisition of State Street Corporation's Private Asset Management group.
(4)  Included in total client assets above.
(5)  Active  client  accounts are defined as accounts  with balances or activity  within the  preceding  eight months.  Reflects the removal of 192,000 accounts in the second quarter of 2003 related to the Company's  withdrawal from the Employee Stock Purchase
     Plan business and the transfer of those accounts to other providers.




                            The Charles Schwab Corporation Monthly Market Activity Report For March 2005
                                     Investor activity for 7.3 million active client accounts(1)

                                                                                                         Clients opened 57,700 new
                                                                                                         accounts during March 2005.


                                      2004                                                                                     2005

                                      Mar       Apr      May      Jun     Jul    Aug      Sep       Oct       Nov     Dec      Jan
------------------------------------------------------------------------------------------------------------------------------------
Change in Client Assets
   (in billions of dollars)
    Net New Assets (2)                4.6       2.1      4.4       .2     3.4    3.7      5.9       3.9       4.6     8.3      4.0
    Net Market Gains (Losses)        (9.0)    (24.7)     6.8     13.2   (26.1)   3.2     12.5      10.3      32.0    21.2    (17.7)
------------------------------------------------------------------------------------------------------------------------------------

Total Client Assets
   (at month end, in billions
   of dollars)                      996.3     973.7    984.9    998.3   975.6  982.5  1,000.9   1,015.1   1,051.7 1,081.2  1,067.5
====================================================================================================================================

Market Indices (at month end)
    Dow Jones Industrial Average   10,358    10,226   10,189   10,436  10,140 10,174   10,080    10,028    10,428  10,783   10,490
    Nasdaq Composite                1,994     1,920    1,987    2,048   1,887  1,838    1,897     1,975     2,097   2,175    2,062
    Standard & Poor's 500           1,126     1,107    1,121    1,141   1,102  1,104    1,115     1,130     1,174   1,212    1,181
    Schwab 1000                     3,629     3,560    3,605    3,665   3,533  3,543    3,584     3,637     3,783   3,911    3,809

Clients' Daily Average Trades
   (in thousands)
    Revenue Trades (3)              155.0     164.6    135.1    126.6   133.7  118.6    132.5     153.7     192.1   187.3    185.9
    Schwab Institutional(R) (4)       8.3       8.2      8.7      8.2     8.8    7.7      8.2       8.6       8.6     8.7     10.0
    Schwab Private Client(TM) (5)     5.8       7.2      6.4      6.7     8.1    7.3      8.0       8.3       9.9    10.1     10.2
------------------------------------------------------------------------------------------------------------------------------------
      Total                         169.1     180.0    150.2    141.5   150.6  133.6    148.7     170.6     210.6   206.1    206.1
====================================================================================================================================

Daily Average Market Share Volume
   (in millions)
    NYSE                            1,477     1,525    1,500    1,371   1,418  1,244    1,322     1,543     1,494   1,463    1,618
    Nasdaq                          1,881     1,951    1,664    1,623   1,735  1,431    1,511     1,731     1,828   2,042    2,172
------------------------------------------------------------------------------------------------------------------------------------
      Total                         3,358     3,476    3,164    2,994   3,153  2,675    2,833     3,274     3,322   3,505    3,790
====================================================================================================================================

Mutual Fund Net Buys (Sells) (6)
   (in millions of dollars)
    Large Capitalization Stock      221.0     456.5    123.2    364.8   (23.0)   4.7    202.3     189.3     465.7    75.6    137.4
    Small / Mid Capitalization
        Stock                       347.8     596.5    (70.3)   664.3   154.1  (87.2)   336.8     434.1     719.9   454.7     46.8
    International                   672.8     569.4    109.7    481.9   242.5  226.2    445.8     441.0     884.2   893.8    946.4
    Specialized                     314.8    (151.4)  (188.1)     3.0    82.2   74.4    147.9      (8.5)     77.9   (34.4)    67.7
    Hybrid                          423.5     372.3    169.0    237.5    97.2  159.8    256.4     243.8     227.5   228.1    250.4
    Taxable Bond                  1,077.0    (175.6)  (332.1)   320.4   396.2  694.4    821.9     716.2     451.0   293.7    554.2
    Tax-Free Bond                    94.1    (184.7)  (247.6)  (188.0)  (45.5)  16.8     30.5      22.2      (7.5)  300.4    249.3
    Money Market Funds           (1,153.7) (2,411.2) 2,203.6 (1,399.6) (138.7) 286.6 (1,249.9) (1,165.3) (1,322.2)  (22.8) 1,122.0


                                                         % change
                                      Feb       Mar      Mo.   Yr.*
---------------------------------------------------------------------
Change in Client Assets
   (in billions of dollars)
    Net New Assets (2)                6.3       5.8     (8%)    26%
    Net Market Gains (Losses)        15.0     (17.4)
----------------------------------------------------

Total Client Assets
   (at month end, in billions
   of dollars)                    1,088.8   1,077.2     (1%)     8%
====================================================

Market Indices (at month end)
    Dow Jones Industrial Average   10,766    10,504     (2%)     1%
    Nasdaq Composite                2,052     1,999     (3%)     --
    Standard & Poor's 500           1,204     1,181     (2%)     5%
    Schwab 1000                     3,884     3,813     (2%)     5%

Clients' Daily Average Trades
   (in thousands)
    Revenue Trades (3)              190.9     196.6      3%     27%
    Schwab Institutional(R) (4)       9.7      10.0      3%     20%
    Schwab Private Client(TM) (5)    10.3       9.6     (7%)    66%
----------------------------------------------------
      Total                         210.9     216.2      3%     28%
====================================================

Daily Average Market Share Volume
   (in millions)
    NYSE                            1,578     1,683      7%     14%
    Nasdaq                          1,950     1,849     (5%)    (2%)
----------------------------------------------------
      Total                         3,528     3,532      --      5%
====================================================
Mutual Fund Net Buys (Sells) (6)
   (in millions of dollars)
    Large Capitalization Stock      547.6     106.5
    Small / Mid Capitalization
        Stock                       573.2     514.5
    International                 1,115.6   1,006.6
    Specialized                     250.2     334.4
    Hybrid                          359.0     276.3
    Taxable Bond                    859.1     410.1
    Tax-Free Bond                   215.3     114.9
    Money Market Funds           (1,575.9)    214.6


(1)  Active client accounts are defined as accounts with balances or activity within the preceding eight months.
(2)  December 2004 data includes a one-time  special  dividend from Microsoft  Corporation of $1.2 billion.  September 2004 and June
     2004 data includes  individual  inflows  (outflows) of $2.1 billion and ($6.0)  billion,  respectively,  related to mutual fund clearing clients.  August 2004 and March 2004 data includes  individual  inflows (outflows) of $0.5 billion and ($0.8) billion, respectively,  at U.S.  Trust  related to  Special  Fiduciary  business  clients.  Data  excludes  mutual  fund  capital  gains reinvestments, which were $3.7 billion in December 2004.
(3)  Includes all client  trades (both  individuals  and  institutions)  that  generate  either  commission  revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(4)  Includes trades placed by investment advisors enrolled in an asset-based  pricing program.  Trading activity is included in the program fees.
(5)  Includes  eligible trades placed by individual  investors  enrolled in Schwab Private  Client(TM)  (SPC).  Specified  levels of trading activity are included in SPC fees.
(6)  Represents the principal value of client mutual fund (no-load,  low-load,  load) transactions handled by Schwab and U.S. Trust, including  transactions in Schwab Funds(R),  Excelsior(R)  Funds and other  proprietary  funds.  Includes  institutional  funds available only to Investment  Managers.  Effective in March 2005,  money market fund net buys (sells) include all  Excelsior(R)
     Fund transactions. Prior amounts have been adjusted to reflect this presentation.


                * March 2005 vs. March 2004                   The Charles Schwab Corporation

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